Exhibit 10.2

AMENDMENT NO. 1

TO

8% CONVERTIBLE NOTE

This Amendment No. 1 to the 8% Convertible Promissory Note (this “Amendment”) is made effective as of June 22, 2016, by MYDX, INC., a Nevada corporation (the “Company”); and UNION CAPITAL, LLC, a Florida limited liability company, or its assigns (the “Holder”).

WHEREAS, the Company and the Holder entered into that certain Securities Purchase Agreement, dated December 21, 2015, pursuant to which the Company issued and sold that certain 8% Convertible Note to the Holder in the amount of One Hundred Ten Thousand and No/100 United States Dollars (US$110,000) (the “Note”);

WHEREAS, as of the date hereof, a total aggregate amount of One Hundred Ten Thousand and No/100 United States Dollars (US$110,000) of principal plus applicable interest are outstanding;

WHEREAS, the Company intends to redeem the Note by paying 140% of the principal plus accrued interest, pursuant to Section 4(c) of the Note, according to the terms of this Amendment;

WHEREAS, the parties to this Amendment desire to amend certain terms of the Note, as set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Except as expressly provided in this Amendment, all capitalized terms used in this Amendment have meanings ascribed to them in the Note and those definitions are incorporated by reference into this Amendment.

2. Redemption Amount and Payment Schedule. The total redemption amount for the Note shall be $158,363.84, including principal amount of $110,000, prepayment penalty of $44,000 and accrued interest of $4,363.84. The parties agree to the payment schedule as set forth in Exhibit A hereof.

3. Conversion. The Holder agrees not to convert the Note unless the Company is default in the payment of the redemption amount on this Amendment and such default is not cured within fifteen (15) business days. If the Company is default in the payment and such default is not cured within 15 business days, then the amendment shall be deemed null and void and of no further force or effect. In such event, the payment(s) made by the Company shall apply as described in Exhibit A: Initial payment $5,500 of principle, $218.19 of interest, and $2,200 of premium and $7,918.19 as a fee for signing the amendment. Second payment $52,250 of principle, $2,072.82 of interest, and $20,900 of premium.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against the party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all the parties reflected hereon as the signatories.

5. Third Parties. Except as specifically set forth or referred to herein, nothing herein express of implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their permitted successors or assigns, any claims, rights, remedies under or by reason of this Amendment.

6. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State and the federal laws of the United States of America, without regard to the conflict of laws rules thereof.

7. No Other Amendment. All other terms and conditions of the Note shall remain in full force and effect and the Note shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

MYDX, INC.

By:	/s/ Daniel Yazbeck
Name:	Daniel Yazbeck
Title:	Chief Executive Officer

UNION CAPITAL, LLC

By:	/s/ Yakov Borenstein
Name:	Yakov Borenstein
Title:	Manager

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Exhibit A

Payment Schedule

Date	Payment Amount
Date of this Amendment*

$15,836.38* or “10% of the Outstanding Balance.”

Note:

*50% of payment ($7,918.19) will be applied to reduction of the note towards $5,500 of principle, $218.19 of interest, and $2,200 of premium. Following this payment, the principle balance of the Note will be $104,500.

*50% of payment ($7,918.19) will be applied as a fee for the extension

30 days upon execution of this Amendment	$75,222.82 (50% of the Outstanding Balance $52,250 of principle, $2,072.82 of interest, and $20,900 of premium.)
45 days upon execution of this Amendment Total:	$75,222.82 (Full Outstanding Balance $52,250 of principle, $2,072.82 of interest, and $20,900 of premium.) $166,282.03 (Total Redemption including 5% Fee Extension)